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                                                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-3434) of BioReliance Corporation of our report dated February 21, 2001 appearing on page F-2 of this annual report on Form 10-K. We also consent to the reference to us under the heading "Selected Financial Data" in such Registration Statement.


PRICEWATERHOUSECOOPERS LLP

McLean, Virginia
March 27, 2001